Exhibit 10.3

SUPPLEMENTAL AGREEMENT NO. 4

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 4 (SA-4), entered into as of June 6, 2016 (SA-4 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend that certain Table 1R1 to change the Nominal Delivery Month to the Scheduled Delivery Month for [*CTR];

WHEREAS, Customer and Boeing desire to replace that certain Supplemental Exhibit CS1 entitled “Customer Support Variables” with the similarly titled Supplemental Exhibit CS1R1 [*CTR];

PA 03735	SA-4, Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer and Boeing desire to amend Letter Agreement No. AAL-PA-03735-LA-1106673R1 entitled “CS1 Special Matters” in order to further amend Supplemental Exhibit CS1R1 entitled “Customer Support Variables”;

WHEREAS, Customer and Boeing previously entered into Letter Agreement No. AAL-PA-03735-LA-1600073 entitled “[*CTR]”; and

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement referencing SA-3 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-4 in the footer to reflect changes made to the Purchase Agreement by this SA-4. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2	Tables

Table 1R1. Table 1R1 entitled “[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments” referencing SA-1 in the footer is deleted in its entirety and replaced with the similarly titled Table 1R2 (attached hereto) referencing SA-4 in the footer and is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3	Supplemental Exhibit.

Supplemental Exhibit CS1 entitled “Customer Support Variables” is deleted in its entirety and replaced with the similarly titled Supplemental Exhibit CS1R1 (attached hereto) referencing SA-4 in the footer (Revised Supplemental Exhibit). The Revised Supplemental Exhibit is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

4	Letter Agreement.

4.1 Letter Agreement No. AAL-PA-03735-LA1106673 entitled “CS1 Matters” is deleted in its entirety and replaced with the similarly titled Letter

PA 03735	SA-4, Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Agreement No. AAL-PA-03735-LA1106673R1 (attached hereto) referencing SA-4 in the footer (Revised Letter Agreement) to incorporate further revisions to the Revised Supplemental Exhibit into the Purchase Agreement. The Revised Letter Agreement is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

4.2 Letter Agreement No. AAL-PA-03735-LA-1600073 entitled “[*CTR]” was incorporated into the Purchase Agreement effective as of January 14, 2016 (New Letter Agreement).

5	Aircraft Data and Documentation.

5.1 Boeing agrees to [*CTR].

5.2 Boeing agrees to provide to Customer, [*CTR].

6	Miscellaneous.

6.1 The Purchase Agreement is amended as set forth above, by the revised Table of Contents, Table 1R2, the Revised Supplemental Exhibit, the Revised Letter Agreement, and the New Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

6.2 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to Table 1 or Table 1R1 are deemed to refer to Table 1R2.

6.3 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to Supplemental Exhibit CS1 are deemed to refer to Supplemental Exhibit CS1R1.

[This space intentionally left blank]

PA 03735	SA-4, Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

June 6, 2016
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

PA 03735	SA-4, Page 4

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE

1R2.	Aircraft Information Table	4

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648	Special Matters
LA-1106649	[*CTR]
LA-1106650R2	[*CTR]	3
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, continued		SA NUMBER

LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[*CTR]
LA-1600073	[*CTR]	4

* -	This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735	TABLE OF CONTENTS, Page 2 of 2	SA-4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]